Exhibit 10.6

EXECUTION VERSION

CONSENT TO SWAP AGREEMENT TERMINATION FORBEARANCE

This CONSENT TO SWAP AGREEMENT TERMINATION FORBEARANCE, dated as of July 1, 2019 (this “Agreement”), is made by and among Weatherford International Ltd., an exempted company duly formed and existing under the laws of Bermuda (“WIL-Bermuda”), and each of the undersigned swap agreement counterparties (the “Consenting Swap Counterparties”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Subject Swap Agreements or DIP Credit Agreement referenced below.

PRELIMINARY STATEMENTS

A.                                    Reference is made to that certain 364-day revolving credit agreement dated as of August 16, 2018, among, inter alios, WIL-Bermuda, the other borrowers party thereto, Weatherford International plc, a public limited company duly formed and existing under the laws of Ireland (“WIL-Ireland”), the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and Morgan Stanley Senior Funding, Inc., as collateral agent, as amended, amended and restated or otherwise modified from time to time prior to the date hereof, and to that certain term loan agreement dated as of May 4, 2016, among, inter alios, WIL-Bermuda, WIL-Ireland, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended, amended and restated or otherwise modified from time to time prior to the date hereof (collectively, the “Prepetition Secured Facilities”).

B.                                    WIL-Bermuda, WIL-Ireland and Weatherford International, LLC, a Delaware limited liability company (“WIL-Delaware”, and together with WIL-Bermuda and WIL-Ireland, the “Borrowers”) and certain lenders have entered into that certain Commitment Letter (the “Commitment Letter”) to enter into that certain Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of July 1, 2019, among WIL-Bermuda, WIL-Ireland and WIL-Delaware, as revolving credit borrowers and as debtors and debtors-in-possession under Chapter 11 of the Bankruptcy Code, WIL-Bermuda, as Term Loan Borrower and as a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the lenders party thereto, Citibank, N.A., as issuing bank, and as administrative agents, and as collateral agent (the “DIP Credit Agreement”).

C.                                    The Borrowers are party to the Restructuring Support Agreement, dated as of May 10, 2019 (as amended, modified and/or supplemented from time to time, the “RSA”), pursuant to which the Borrowers may commence cases (the “Chapter 11 Cases”) under Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) to restructure certain of their outstanding debt and other obligations in accordance with the terms and conditions set forth therein (such a restructuring, the “Restructuring,” and the date on which such Restructuring commences by filing voluntary petitions for relief under the Bankruptcy Code and any and all other documents necessary to commence the Chapter 11 Cases, the “Petition Date”).

D.                                    The Borrowers anticipate commencing the Chapter 11 Cases on or before July 1, 2019.

E.                                     WIL-Bermuda has requested that the Consenting Swap Counterparties party to any swap agreement with WIL-Bermuda set forth on Schedule 1 hereto (each such swap agreement, together with any transactions thereunder, the “Subject Swap Agreements”), refrain from exercising any right to declare an Early Termination Date (as defined in the Subject Swap Agreements) pursuant to a “Termination Event” or “Additional Termination Event” (each as defined in the Subject Swap Agreements) as set forth in Section 5(b) of the Subject Swap Agreements, or any “Event of Default” (as defined in the Subject Swap Agreement) as set forth in Section 5(a) of the Subject Swap Agreements, in each case arising from the filing of the chapter 11 petitions, until the occurrence of a Forbearance Termination Event (as defined below), subject to the terms and conditions herein (the “Swap Agreement Termination Forbearance”).

F.                                      Each Consenting Swap Counterparty party hereto has agreed to the Swap Agreement Termination Forbearance, in each case subject to the terms and conditions herein.

G.                                    In consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

Section 1.                                           Forbearance.

(a)                                 Each Consenting Swap Counterparty signatory hereto hereby agrees to the Swap Agreement Termination Forbearance until the occurrence of a Forbearance Termination Event.

(b)                                 For purposes of this Agreement, “Forbearance Termination Event” means the earliest to occur of:

i.                                          July 8, 2019;

ii.                                       The failure of WIL-Bermuda to amend or amend and restate the respective Subject Swap Agreement with each Consenting Swap Counterparty, in a form acceptable to the applicable Consenting Swap Counterparty, within one (1) Business Day following the Effective Date, as defined in the DIP Credit Agreement, pursuant to authorization by the Bankruptcy Court under an order in form and substance acceptable to the Consenting Swap Counterparties (the “Hedge Order”);

iii.                                    The failure of the Borrowers to file a motion seeking approval of the Hedge Order within two (2) Business Days of the Petition Date (the “Hedge Motion”);

iv.                                   The termination of the RSA or the Commitment Letter;

v.                                      The entry of an order by the Bankruptcy Court denying the relief sought in the Hedge Motion;

vi.                                   The date that is one (1) Business Day after entry of the Interim Order, as defined in the DIP Credit Agreement; or

vii.                                The date that is five (5) Business Days following the Petition Date, unless prior to such date the Bankruptcy Court enters the Interim Order and the Hedge Order.

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(c)                                  [Reserved].

(d)                                 Forbearance Termination Event. WIL-Bermuda acknowledges and agrees that, upon the occurrence of a Forbearance Termination Event, the Consenting Swap Counterparties’ forbearance under Section 1(a) above shall automatically cease and be of no further force or effect (without the need for notice or any other action on the part of any Consenting Swap Counterparty) and the forbearance granted thereunder shall no longer be effective. WIL-Bermuda expressly acknowledges and agrees that, following the occurrence of any Forbearance Termination Event, each of the Consenting Swap Counterparties, subject to the terms of, and to the extent then permitted under the applicable Subject Swap Agreement, may exercise all rights and remedies available under the applicable Subject Swap Agreement to the extent any Event of Default (as defined in any Subject Swap Agreement), Potential Event of Default (as defined in any Subject Swap Agreement), or Termination Event (as defined in any Subject Swap Agreement) has occurred (notwithstanding this Agreement).

Section 2.                                           Conditions to Forbearance Effective Date. This Agreement shall not become effective until the date of satisfaction or waiver of the following conditions (the “Forbearance Effective Date”):

(a)                                 The execution of this Agreement by WIL-Bermuda and the Consenting Swap Counterparties.

(b)                                 After giving effect to this Agreement, all representations and warranties of the Borrowers contained herein shall be true and correct in all material respects as of the Forbearance Effective Date (except for those representations and warranties expressly relating to an earlier date, in which case, such representations and warranties shall be true and correct in all material respects on and as of such earlier date).

(c)                                  The Commitment Letter and the RSA shall be in full force and effect.

Section 3.                                           [Reserved].

Section 4.                                           Representations and Warranties; No Event of Default. WIL-Bermuda represents and warrants to each Consenting Swap Counterparty signatory hereto that on and as of the Forbearance Effective Date, after giving effect to this Agreement, (a) all of the representations and warranties of WIL-Bermuda in each Subject Swap Agreement are true and correct in all material respects, except to the extent such representations and warranties expressly relate to (i) the Swap Agreement Termination Forbearance or (ii) an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (b) there exist no Other Violations (as defined below) and (c) neither the execution, delivery or performance by WIL-Bermuda of this Agreement, nor compliance by it with the terms and provisions hereof (i) will contravene in any material respect any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of WIL-Bermuda or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material

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agreement, contract or instrument, in each case to which WIL-Bermuda or any of its Subsidiaries is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent constitutional, organizational and/or formation documents), as applicable, of WIL-Bermuda or any of its Subsidiaries.

Section 5.                                           Reaffirmation. WIL-Bermuda confirms and agrees that each Subject Swap Agreement to which WIL-Bermuda is a party is, and the obligations of such Borrower contained in this Agreement and the Subject Swap Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Agreement, and each of WIL-Bermuda, WIL-Delaware and WIL-Ireland confirms and agrees that (i) each Subject Swap Agreement to which WIL-Bermuda is a party is, and the obligations of WIL-Bermuda contained in the Subject Swap Agreement are, and shall continue to be, secured (and guaranteed) obligations under the Prepetition Secured Facilities and, (ii) subject to the Bankruptcy Court’s entry of the Hedge Order and the order authorizing entry into the DIP Credit Agreement, will be secured (and guaranteed) obligations under the DIP Credit Agreement and related Loan Documents.

Section 6.                                           Entire Agreement. This Agreement and any applicable Subject Swap Agreement between WIL-Bermuda and a Consenting Swap Counterparty signatory hereto constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a consent or waiver of, or otherwise affect the rights and remedies of any party under, any Subject Swap Agreement nor alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Subject Swap Agreement all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 7.                                           Limitation of Waivers. The forbearance agreement contained herein, shall not be a consent, waiver or agreement by the Consenting Swap Counterparties party to a Swap Agreement in relation to any Defaults, Events of Default, “Potential Events of Default” (as defined in the applicable Swap Agreement), or “Termination Events” (as defined in the applicable Swap Agreement) or “Events of Default” (as defined in the applicable Swap Agreement), as applicable, which may exist or which may occur in the future under any Swap Agreement, or any future defaults of the same provision subject to forbearance hereunder (collectively, “Other Violations”). Similarly, nothing contained in this Agreement shall directly or indirectly in any way whatsoever: (i) impair, prejudice or otherwise adversely affect the Consenting Swap Counterparties’ party to a Swap Agreement right at any time to exercise any right, privilege or remedy in connection with any Swap Agreement, after a Forbearance Termination Event or with respect to any Other Violations, as the case may be, (ii) amend or alter any provision of the Subject Swap Agreements, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrowers or any right, privilege or remedy of the Consenting Swap Counterparties under the Swap Agreements. Nothing in this letter shall be construed to be a consent by the Consenting Swap Counterparties to any Other Violations or a waiver of the right to declare defaults and exercise all termination rights and remedies after a Forbearance Termination Event. Further, nothing herein, including the forbearance by any Consenting Swap Counterparty of any of its rights under any

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Subject Swap Agreements in connection with the Swap Agreement Termination Forbearance, shall be used as a basis by any Borrower to argue that, upon the occurrence of a Forbearance Termination Event, any Consenting Swap Counterparty has waived, modified, limited or otherwise released its rights under any of the Bankruptcy Code’s “safe harbors” for financial contracts (including, without limitation, 11 U.S.C. Sections 362(b)(6), (17), (27), 556, 560, and/or 561) in connection with any Subject Swap Agreement, including any right to terminate any Subject Swap Agreement on the basis of the commencement of the Chapter 11 Cases or the exercise of remedies with respect thereto.

Section 8.                                           GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 11.15 OF THE DIP CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

Section 9.                                           Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, to the full extent permitted by applicable law, shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.

Section 10.                                    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

BORROWERS:	WEATHERFORD INTERNATIONAL LTD.

	By:	/s/ Christoph Bausch
		Name:	Christoph Bausch
		Title:	President and Chief Financial Officer

BORROWERS:	WEATHERFORD INTERNATIONAL PLC,
solely in respect of Section 5 (Reaffirmation) of this Agreement

	By:	/s/ Christoph Bausch
		Name:	Christoph Bausch
		Title:	Executive Vice President and CFO

BORROWERS:	WEATHERFORD INTERNATIONAL LLC,
solely in respect of Section 5 (Reaffirmation) of this Agreement

	By:	/s/ Christoph Bausch
		Name:	Christoph Bausch
		Title:	Authorized Governing Person

[Signature Pages to the Consent to Swap Agreement Termination Forbearance]

SWAP COUNTERPARTY:	CITIBANK, N.A.,
as Swap Counterparty

	By:	/s/ Candice Somerville
		Name:	Candice Somerville
		Title:	Authorized signatory

[Signature Pages to the Consent to Swap Agreement Termination Forbearance]

SWAP COUNTERPARTY:	DEUTSCHE BANK AG,
as Swap Counterparty

	By:	/s/ Nivraan Joshi
		Name:	Nivraan Joshi
		Title:	Vice President

DEUTSCHE BANK AG,
as Swap Counterparty

	By:	/s/ Rupesh Patel
		Name:	Rupesh Patel
		Title:	Vice President

[Signature Pages to the Consent to Swap Agreement Termination Forbearance]

SWAP COUNTERPARTY:	ROYAL BANK OF CANADA,
as Swap Counterparty

	By:	/s/ Chris DeCotiis
		Name:	Chris DeCotiis
		Title:	Vice-President

[Signature Pages to the Consent to Swap Agreement Termination Forbearance]

Schedule 1

Subject Swap Agreement ISDAs

1.                                      1992 ISDA Master Agreement, dated as of November 16, 2011, between Citibank, N.A. and Weatherford International Ltd.

2.                                      1992 ISDA Master Agreement, dated as of August 18, 2011, between Deutsche Bank AG and Weatherford International Ltd.

3.                                      1992 ISDA Master Agreement, dated as of July 8, 2016, between Royal Bank of Canada and Weatherford International Ltd.

[Schedule 1 to the Consent to Swap Agreement Termination Forbearance]